Exhibit 10.4

EXECUTION COPY

TRADEMARK CROSS LICENSE AGREEMENT

dated as of February 16, 2007

between

Digicel Holdings BV

and

Digicel Caribbean Limited

TABLE OF CONTENTS

		PAGE
ARTICLE 1
DEFINITIONS

Section 1.01.	Definitions	1
Section 1.02.	Other Definitional and Interpretative Provisions	3

ARTICLE 2
GRANT OF LICENSE

Section 2.01.	Grant of License	4
Section 2.02.	Additional Marks	4
Section 2.03.	Cooperation	4
Section 2.04.	Internet Usage	4
Section 2.05.	Disclaimers; Limitation of Liability	4

ARTICLE 3
OWNERSHIP AND USE OF LICENSED MARKS

Section 3.01.	Ownership of Licensed Marks	5
Section 3.02.	Quality Standards and Inspection	5
Section 3.03.	Third Party Notices	6

ARTICLE 4
MAINTENANCE AND INFRINGEMENT

Section 4.01.	Maintenance of the Licensed Marks	6
Section 4.02.	Infringement of Licensed Marks by Third Party	6
Section 4.03.	Third Party Actions	6

ARTICLE 5
TERMINATION

Section 5.01.	Termination by Either Party	7
Section 5.02.	Effect of Termination; Survival	7

ARTICLE 6
GENERAL

Section 6.01.	Notices	7
Section 6.02.	Specific Performance	8

Section 6.03.	Amendments and Waivers	8
Section 6.04.	Successors and Assigns	9
Section 6.05.	Governing Law	9
Section 6.06.	WAIVER OF JURY TRIAL	9
Section 6.07.	Counterparts; Effectiveness; No Third Party Beneficiaries	9
Section 6.08.	Entire Agreement	9
Section 6.09.	Severability	9

Exhibit A	List of Marks
Exhibit B	DCL Territory
Exhibit C	DH Territory

ii

TRADEMARK CROSS LICENSE AGREEMENT

This TRADEMARK CROSS LICENSE AGREEMENT (this “Agreement”) dated February 16, 2007 (the “Effective Date”), between Digicel Holdings BV, (“DH”) a limited liability company incorporated under the laws of The Netherlands, and having its registered office at IMFC Management B.V., Amsteldijk 166, 1079 LH Amsterdam, The Netherlands, and having its principal office at the above address and Digicel Caribbean Limited (“DCL”), a corporation incorporated under the laws of St Lucia, and having its principal office at 1st Floor, Financial Centre, Bridge Street, Castries, St Lucia (each a “Party” and collectively, the “Parties”).

W I T N E S S E T H :

WHEREAS, pursuant to a Trademark Coexistence Agreement dated as of the date hereof (the “Trademark Coexistence Agreement”), the Parties acknowledge that DCL is the owner of the trademarks set forth in Exhibit A (the “Marks”) in respect of those countries and territories set forth in Exhibit B (the “DCL Territory”) and DH is the owner of the Marks in respect of those countries and territories set forth in Exhibit C (the “DH Territory” and, together with the DCL Territory, the “Territory”); and

WHEREAS, due to the fact that a Party may obtain trademark rights in the other Party’s Territory as contemplated in Section 2.02(b) and (c) of the Trademark Coexistence Agreement (the resulting trademark rights being referred to in this Agreement as the “Licensed Marks”), each Party (the “Licensing Party”) has agreed to grant to the other Party (the “Licensed Party”) an exclusive license to use such Licensed Marks in the Licensed Party’s Territory.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local, governmental authority, department, court, agency or official, including any political subdivision thereof.

“Licensed Territory” means, in the case where DH is the Licensed Party, the DH Territory and, in the case where DCL is the Licensed Party, the DCL Territory.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Products and Services” shall mean and refer to any present or future wireless or mobile communication products or services offered by the Licensed Party and related documentation and other materials incorporating any of the Licensed Marks, where such products, services, documentation and materials are developed and offered by or on behalf of the Licensing Party.

“Promotional Material” means all material used in the promotion of, or otherwise in connection with, the Products and Services (whether written or recorded in any other medium) and includes artwork, advertising materials (irrespective of the medium in which they are recorded), display materials, packaging materials, brochures, posters and internal and external signage (including any material used on a World Wide Information Distribution Medium).

“Sublicensee” means any Person to whom a sublicense has been granted by the Licensed Party pursuant to Section 2.01.

“URL” means universal resource locator, the computer internet address of a website.

“World Wide Information Distribution Medium” is a means of simultaneously (or nearly simultaneously) distributing information to all or most countries in the world and which permits contemporaneous (or nearly contemporaneous) access to that information in those countries, and includes the internet.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section

Agreement	Preamble
Additional Marks	2.02
DCL Territory	Preamble
DH Territory	Preamble
Effective Date	Preamble
License	2.01
Licensed Marks	Preamble
Licensed Party	Preamble
Licensing Party	Preamble
Marks	Preamble
Party	Preamble
Parties	Preamble
Territory	Preamble
Trademark Coexistence Agreement	Preamble

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Law.

ARTICLE 2

GRANT OF LICENSE

Section 2.01. Grant of License. Subject to the terms and conditions set forth in this Agreement, the Licensing Party hereby grants to the Licensed Party a perpetual, exclusive, fully-transferable, fully-sublicensable, royalty-free license to use the Licensed Marks to promote, market and sell the Products and Services, and use such Licensed Marks in connection with any Promotional Material, in the Licensed Territory (the “License”) (it being understood and agreed that the Licensed Party shall be permitted to charge a royalty to its Sublicensees with respect to such promotion, marketing and sale of the Products and Services to end user customers in the Licensed Territory and the Licensed Party will have no duty to account to the Licensing Party with respect to such royalties).

Section 2.02. Additional Marks. Pursuant to Section 2.02(c) of the Trademark Coexistence Agreement, the Licensed Party may request after the Effective Date that the Licensing Party apply for, prosecute and maintain in the Licensing Party’s Territory additional marks (which include, in whole or part, the Marks) (“Additional Marks”) in order to protect such Additional Marks in the Licensed Territory for the reasons set forth therein. The Parties acknowledge and agree that such Additional Marks shall be considered Licensed Marks for the purposes of this Agreement.

Section 2.03. Cooperation. Each Party agrees that, upon request it will, at the other Party’s expense for any reasonable cost incurred, promptly furnish all necessary documentation relating to or supporting such other Party’s rights in the Licensed Marks as set forth herein, provide testimony at any time in connection with any proceedings affecting the Licensed Marks and sign and deliver all papers, take all rightful oaths, and do all acts which may be reasonably necessary in connection with the foregoing.

Section 2.04. Internet Usage. The Licensing Party acknowledges and agrees that if the Licensed Party publishes, disseminates or otherwise uses any of the Licensed Marks by means of a World Wide Information Distribution Medium, such conduct may have the effect of causing those Licensed Marks to be published outside the Licensed Territory. In such cases only, and subject to the Licensed Party not being in breach of this Agreement, the Licensing Party waives its right to make any claim against the Licensed Party in respect of such use of the Licensed Marks.

Section 2.05. Disclaimers; Limitation of Liability. THE LICENSE GRANTED HEREIN IS MADE ON AN “AS IS” BASIS, AND THE LICENSING PARTY HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, THOSE REGARDING MERCHANTABILITY,

FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LICENSING PARTY WILL NOT BE LIABLE UNDER ANY LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 3

OWNERSHIP AND USE OF LICENSED MARKS

Section 3.01. Ownership of Licensed Marks. Neither this Agreement nor its performance confer on the Licensed Party or any Sublicensee any right with respect to the Licensed Marks other than those rights expressly granted pursuant to this Agreement. Any use of the Licensed Marks by the Licensed Party or any Sublicensee inures to the benefit of the Licensing Party. The Licensed Party and its Sublicensee shall not, (a) challenge the validity or ownership of the Licensed Marks or claim adversely or assist in any claim adverse to the Licensing Party concerning any right, title or interest in the Licensed Marks, (b) do or permit any act which may directly or indirectly impair or prejudice the Licensing Party’s title to the Licensed Marks or be detrimental to the reputation and goodwill of the Licensing Party, including any act which might assist or give rise to any application to remove or de-register any of the Licensed Marks or other marks of the Licensing Party, or (c) except as contemplated in the Trademark Coexistence Agreement, register or use or attempt to register or to use any trademark, design, company name, trade name, URL or domain name which may be similar to or comprise or include any of the Licensed Marks outside of the Licensed Territory.

Section 3.02. Quality Standards and Inspection. The Licensed Party and its Sublicensees shall use the Licensed Marks only in the form stipulated by the Licensing Party and shall conform to and observe such standards as the Licensing Party from time to time prescribes, including standards relative to the quality, design, identity, size, position, appearance, marking, color of the Licensed Marks, and the manner, disposition and use of the Licensed Marks and accompanying designations, on any document or other media including, without limitation, any Promotional Material. All services performed under the Licensed Marks and all goods to which the Licensed Marks are applied shall at all times be in compliance with Applicable Law, and such services performed or goods supplied shall in each case be effected in a manner so as not to bring discredit upon the Licensed Marks. The Licensing Party shall have the right to inspect any designation, document or other media including any Promotional Material, and any facilities or records, used or maintained by the Licensed Party and its Sublicensees in connection with the performance of any services or supply of goods under one or more of the Licensed Marks.

Section 3.03. Third Party Notices. If requested in writing by the Licensing Party, the Licensed Party and its Sublicensees shall ensure that any Promotional Material which includes a reference to any Licensed Marks contains a written statement to the effect that such Licensed Marks are registered trademarks of the Licensing Party and are used by the Licensed Party and its Sublicensees under license, or such other statement as the Licensing Party may reasonably require from time to time.

ARTICLE 4

MAINTENANCE AND INFRINGEMENT

Section 4.01. Maintenance of the Licensed Marks. The Licensing Party shall be responsible for the supervision, management and maintenance of the Licensed Marks. The Licensed Party shall cooperate and assist the Licensing Party in maintaining the Licensed Marks. The Licensing Party shall be solely responsible for all costs in preparing, recording and maintaining the Licensed Marks.

Section 4.02. Infringement of Licensed Marks by Third Party. (a) Each Party shall immediately notify the other Party of any unauthorized or improper use by any Person in the Licensed Territory of any Licensed Marks. Each Party shall notify the other Party of the particulars of such infringement and provide any other information which it may have relating to such infringement.

(b) The Licensing Party may, but shall not be required to, take any action, legal or otherwise, to halt or otherwise in connection with any infringement of the Licensing Party’s rights to the Licensed Marks. The Licensing Party may require the Licensed Party to lend its name to such proceedings and provide reasonable assistance. If the Licensing Party elects not to take such action, the Licensed Party may with the prior written consent of the Licensing Party (such consent not to be unreasonably withheld, delayed or conditioned) initiate proceedings or otherwise take action with respect to any unauthorized use of the Licensed Marks (at the Licensed Party’s cost); provided that the Licensed Party keeps the Licensing Party fully and promptly informed of the conduct and progress of such action or proceedings; and provided, further, that the Licensed Party shall not enter into any settlement, admit any liability or consent to any adverse judgment that would adversely affect the rights or interest of the Licensing Party in and to the Licensed Marks or take any step to terminate such proceedings without the Licensing Party’s prior written consent. The Licensing Party shall have the right to employ separate counsel and participate in the defense of such action at its own expense.

Section 4.03. Third Party Actions. The Licensed Party shall immediately notify the Licensing Party of any allegations, claims or demands (actual or threatened) against the Licensed Party or any of its Sublicensees for infringement of any intellectual property rights of third parties by reason of the Licensed Party’s use of the Licensed Marks and provide all particulars requested by the Licensing Party.

ARTICLE 5

TERMINATION

Section 5.01. Termination by Either Party. Either Party may terminate this Agreement forthwith by notice in writing to the other Party:

(a) if such other Party is in breach of any of its material obligations hereunder, and fails to remedy the same within 60 days after receipt of a written notice giving particulars of the breach and requiring it to be remedied; or

(b) in the event that such other Party files a voluntary petition under the United States Bankruptcy Code or the insolvency laws of any state; or has an involuntary petition filed against it under the United States Bankruptcy Code, or a receiver appointed for its business, unless such petition or appointment of a receiver is dismissed within 90 days.

Section 5.02. Effect of Termination; Survival. Upon termination of this Agreement, the Licensed Party shall and shall cause each of its Sublicensees to cease using the Licensed Marks or any derivation thereof in any form. In the event that the Licensed Party or any of its Sublicensees fail to cease using the Licensed Marks, the Licensed Party agrees and hereby specifically consents to the Licensing Party obtaining a decree of a court having jurisdiction over the Licensed Party or any of its Sublicensee ordering the Licensed Party and its Sublicensees to stop the use of the Licensed Marks in any form. Notwithstanding anything in this Agreement to the contrary, Sections 2.05 and 5.02 and Article 6 survive any termination of this Agreement. In the event of termination of this Agreement, the Licensed Party shall immediately cease using any Promotional Material and shall return to the Licensing Party or destroy any such Promotional Material in its possession if the Licensing Party so requests.

ARTICLE 6

GENERAL

Section 6.01. Notices. All notices, requests and other communications to any Party shall be in writing (including facsimile transmission) and shall be given,

if to DH, to:

Digicel Holdings BV

c/o IMFC Management B.V.

Amsteldijk 166

1079 LH Amsterdam

The Netherlands

Attention: Mr. Jakob P. Boonman

Facsimile No.: +312 0644 2735

if to DCL, to:

Digicel Caribbean Limited

c/o Bespoke Corporate & Fiduciary Services Ltd

1st Floor Financial Centre

Bridge Street

Castries

St Lucia

Attention: Andrea St. Rose

Facsimile No.: +1 758 456 6726

or such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 6.02. Specific Performance. The Parties acknowledge that money damages are not an adequate remedy for any violation of this Agreement and that either Party may, in its sole discretion, apply to a court for specific performance, or injunctive, or such other relief as such court may deem just and proper, in order to enforce this Agreement or prevent any violation hereof, and to the extent permitted by Applicable Law, each Party waives the posting of bond and any objection to the imposition of such relief.

Section 6.03. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 6.05. Governing Law. This Agreement shall be governed by and construed in accordance with the law of St Lucia, without regard to the conflicts of law rules thereof.

Section 6.06. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.07. Counterparts; Effectiveness; No Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Until and unless each Party has received a counterpart hereof signed by the other Party, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the Parties and their respective successors and assigns.

Section 6.08. Entire Agreement. This Agreement and the Trademark Coexistence Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 6.09. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

[The remainder of this page has been intentionally left blank; the next page is the signature page.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

DIGICEL HOLDINGS BV

By:	/s/ D.J. Harris
Name: D.J. Harris
Title: Director

DIGICEL CARIBBEAN LIMITED

By:	/s/ Leslie Buckley
Name: Leslie Buckley
Title: Director

Exhibit A

List of Marks

Country	Trademark

Anguilla	DIGICEL
Anguilla	DIGICEL CALL ME (STYLIZED IN COLOR)
Anguilla	DIGICEL CREDIT ME (STYLIZED IN COLOR)
Anguilla	DIGICEL CREDIT U (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGICHAT (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGIDATE (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGIFUN (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGIINFO (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGITEXT (STYLIZED IN COLOR)
Anguilla	DIGICEL DIRECT FLEX (STYLIZED IN COLOR)
Anguilla	DIGICEL FLEX (STYLIZED IN COLOR)
Anguilla	DIGICEL FLEX-E (STYLIZED IN COLOR)
Anguilla	DIGICEL LIVE (STYLIZED IN COLOR)
Anguilla	DIGICEL ROLL OVER MINUTES (STYLIZED IN COLOR)
Anguilla	DIGICEL SELECT (STYLIZED IN COLOR)
Anguilla	DIGICEL WEB FLEX (STYLIZED IN COLOR)
Argentina	DIGICEL
Argentina	DIGICEL LOGO
Bahamas	DIGICEL
Barbados	DIGIBUSINESS (STYLIZED) & LOGO
Barbados	DIGICEL LIVE (STYLIZED) & LOGO
Barbados	DIGICEL WITH STRAPLINE
Barbados	DIGIDATA (STYLIZED) & LOGO
Barbados	DIGIFAX (STYLIZED) & LOGO
Barbados	DIGIFLEX (STYLIZED) & LOGO
Barbados	DIGIINFO (STYLIZED) & LOGO
Barbados	DIGILOGO (STYLIZED) & LOGO
Barbados	DIGIMAIL (STYLIZED) & LOGO
Barbados	DIGIPICS (STYLIZED) & LOGO
Barbados	DIGISELECT (STYLIZED) & LOGO
Barbados	DIGISELECT ACCESS (STYLIZED)
Barbados	DIGITEXT (STYLIZED) & LOGO
Barbados	DIGITONES (STYLIZED) & LOGO
Barbados	DIGIWORLD (STYLIZED) & LOGO
Barbados	FLEXCARD (STYLIZED) & LOGO
Barbados	FLEXECARD (STYLIZED) & LOGO
Barbados	MOBILE E (STYLIZED) & LOGO
Bermuda	DIGICEL (SERIES)
Bermuda	DIGICEL (SERIES)

Country	Trademark

Bermuda	DIGICEL EXPECT MORE GET MORE
Bermuda	DIGICEL EXPECT MORE GET MORE
Bermuda	DIGICEL EXPECT MORE GET MORE
Bermuda	DIGICEL EXPERIENCE THE DIFFERENCE (SERIES MARK)
Bermuda	DIGICEL EXPERIENCE THE DIFFERENCE (SERIES MARK)
Bermuda	DIGICEL EXPERIENCE THE DIFFERENCE (SERIES MARK)
Bolivia	DIGICEL
Bolivia	DIGICEL (DESIGN)
Chile	DIGICEL
Chile	DIGICEL LOGO
Cuba	DIGICEL
Cuba	DIGICEL (LOGO)
Dominica	DIGICEL
Dominican Republic	DIGICEL
Dominican Republic	DIGICEL (STYLIZED IN COLOR)
Dominican Republic	DIGICEL (STYLIZED)
Ecuador	DIGICEL
Ecuador	DIGICEL LOGO
European Community	DIGICEL
France	CARTEFLEX
France	DIGICEL (STYLIZED IN COLOR)
France	DIGICEL AFFAIRES (IN COLOR)
France	DIGICEL APL-MOI & DESIGN (IN COLOR)
France	DIGICEL CARAIBE
France	DIGICEL CARTE & DESIGN (IN COLOR)
France	DIGICEL CHAT & DESIGN (IN COLOR)
France	DIGICEL DATA (IN COLOR)
France	DIGICEL FAX (IN COLOR)
France	DIGICEL FLEX (STYLIZED IN COLOR)
France	DIGICEL FORFAIT & DESIGN (IN COLOR)
France	DIGICEL INFO & DESIGN (IN COLOR)
France	DIGICEL INTERNET MOBILE (IN COLOR)
France	DIGICEL LIVE & DESIGN (IN COLOR)
France	DIGICEL SELECT & DESIGN (IN COLOR)
France	DIGICEL.COM
France	DIGICEL.FR
France	DIGIFLEX (STYLIZED)
France	DIGISELECT (STYLIZED)
France	EXIGEZ PLUS. OBTENEZ PLUS.
France	EXPECT MORE. GET MORE.
France	FLEX
France	FLEXCARD
Grenada	DIGICEL

Country	Trademark

Guatemala	DIGICEL
Guatemala	DIGICEL LOGO
Guyana	DIGICEL
Guyana	DIGICEL EXPECT MORE, GET MORE
Guyana	DIGICEL EXPECT MORE, GET MORE
Guyana	DIGIFLEX (STYLIZED)
Guyana	DIGICEL FLEX (STYLIZED)
Guyana	DIGICEL LIVE (STYLIZED)
Guyana	DIGICEL LIVE (STYLIZED)
Guyana	DIGICEL SELECT (STYLIZED)
Guyana	FLEX
Guyana	FLEXCARD
Guyana	THE BIGGER, BETTER, GSM NETWORK (SLOGAN)
Guyana	THE LOGO WITH SLOGAN
Haiti	DIGICEL (STYLIZED IN COLOR)
Haiti	DIGICEL (STYLIZED IN COLOR)
Haiti	DIGICEL ACCES SELECT
Haiti	DIGICEL ACCES SELECT
Haiti	DIGICEL ACCES SELEK
Haiti	DIGICEL ACCES SELEK
Haiti	DIGICEL AFFAIRES (STYLIZED IN COLOR)
Haiti	DIGICEL AFFAIRES (STYLIZED IN COLOR)
Haiti	DIGICEL BIZNIS
Haiti	DIGICEL BIZNIS
Haiti	DIGICEL CHAT
Haiti	DIGICEL CHAT
Haiti	DIGICEL CREDITE’M
Haiti	DIGICEL CREDITE’M
Haiti	DIGICEL CREDITEZ-NOUS
Haiti	DIGICEL CREDITEZ-NOUS
Haiti	DIGICEL DATA
Haiti	DIGICEL DATA
Haiti	DIGICEL DIREK
Haiti	DIGICEL DIREK
Haiti	DIGICEL EN DIRECT
Haiti	DIGICEL EN DIRECT
Haiti	DIGICEL ENFO
Haiti	DIGICEL ENFO
Haiti	DIGICEL ENTENET MOBIL
Haiti	DIGICEL ENTENET MOBIL
Haiti	DIGICEL FAKS (STYLIZED IN COLOR)
Haiti	DIGICEL FAKS (STYLIZED IN COLOR)
Haiti	DIGICEL FAX

Country	Trademark

Haiti	DIGICEL FAX
Haiti	DIGICEL FAXMAIL
Haiti	DIGICEL FAXMAIL
Haiti	DIGICEL GROUPE FERME
Haiti	DIGICEL GROUPE FERME
Haiti	DIGICEL GWOUP FEMEN
Haiti	DIGICEL GWOUP FEMEN
Haiti	DIGICEL INFO (STYLIZED IN COLOR)
Haiti	DIGICEL INFO (STYLIZED IN COLOR)
Haiti	DIGICEL INTERNET MOBILE
Haiti	DIGICEL INTERNET MOBILE
Haiti	DIGICEL INTERNET PARLANT
Haiti	DIGICEL INTERNET PARLANT
Haiti	DIGICEL MOND
Haiti	DIGICEL MOND
Haiti	DIGICEL MONDE
Haiti	DIGICEL MONDE
Haiti	DIGICEL PALE SOU ENTENET
Haiti	DIGICEL PALE SOU ENTENET
Haiti	DIGICEL RAPPELLE MOI
Haiti	DIGICEL RAPPELLE MOI
Haiti	DIGICEL RELE’M BACK
Haiti	DIGICEL RELE’M BACK
Haiti	DIGICEL SELECT
Haiti	DIGICEL SELECT
Haiti	DIGICEL SELEK
Haiti	DIGICEL SELEK
Haiti	DIGICEL TCHAT
Haiti	DIGICEL TCHAT
Haiti	DIGICEL TEKS
Haiti	DIGICEL TEKS
Haiti	DIGICEL TEXTE
Haiti	DIGICEL TEXTE
Haiti	DIGICEL WEB MOBIL
Haiti	DIGICEL WEB MOBIL
Haiti	DIGICEL WEB MOBILE
Haiti	DIGICEL WEB MOBILE
Jamaica	CALL MI BACK
Jamaica	CARIBFLEX LOGO
Jamaica	CARICEL
Jamaica	CHATBOUT (STYLIZED)
Jamaica	DIAL A MILLION (STYLIZED)
Jamaica	DIG-E-FLEX (STYLIZED)

Country	Trademark

Jamaica	DIGI5446 (STYLIZED)
Jamaica	DIGIBIZ (STYLIZED)
Jamaica	DIGIBUSINESS (STYLIZED)
Jamaica	DIGICEL
Jamaica	DIGICEL
Jamaica	DIGICEL (STYLIZED)
Jamaica	DIGICEL BUSINESS LINE (STYLIZED)
Jamaica	DIGICEL EXPECT MORE, GET MORE
Jamaica	DIGICEL EXPERIENCE THE DIFFERENCE
Jamaica	DIGICEL LIVE (STYLIZED)
Jamaica	DIGICEL MOBILE E
Jamaica	DIGICEL MOBILE WEB
Jamaica	DIGICEL VIBES
Jamaica	DIGICHAT (STYLIZED)
Jamaica	DIGIDATA (STYLIZED)
Jamaica	DIGIFLEX (STYLIZED)
Jamaica	DIGIFLEX (STYLIZED)
Jamaica	DIGIFLEX (STYLIZED)
Jamaica	DIGIFUN (STYLIZED)
Jamaica	DIGIINFO (4636) (STYLIZED)
Jamaica	DIGILINE (STYLIZED)
Jamaica	DIGILOGO (STYLIZED)
Jamaica	DIGIMAIL (STYLIZED)
Jamaica	DIGIPICS (STYLIZED)
Jamaica	DIGISELECT (STYLIZED)
Jamaica	DIGISELECT (STYLIZED)
Jamaica	DIGISELECT (STYLIZED)
Jamaica	DIGISELECT ACCESS (STYLIZED)
Jamaica	DIGISELECT UNBUNDLED (STYLIZED)
Jamaica	DIGITECH (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITONES (STYLIZED)
Jamaica	DIGIWEBTEXT (STYLIZED)
Jamaica	DIGIWORLD (STYLIZED)
Jamaica	DIGIWORLD (STYLIZED)
Jamaica	DIGIWORLD (STYLIZED)
Jamaica	FLEXCARD (STYLIZED)
Jamaica	FLEXCARD (STYLIZED)
Jamaica	FLEXCARD (STYLIZED)
Jamaica	FLEXCHECK (STYLIZED)

Country	Trademark

Jamaica	FLEXECARD (STYLIZED)
Jamaica	FLEXTEXT (STYLIZED)
Jamaica	FORGET-ME-NOT (STYLIZED)
Jamaica	MO-CEL
Jamaica	MO-CEL
Jamaica	STREETFLEX LOGO
Jamaica	TEXTCHAT (STYLIZED)
Jamaica	WHODAT (STYLIZED)
Jordan	DIGICEL
Jordan	DIGICEL
Jordan	DIGICEL
Kiribati	DIGICEL
Kiribati	DIGICEL
Libya	DIGICEL
Libya	DIGICEL
Libya	DIGICEL
Netherlands Antilles	DIGI
Netherlands Antilles	DIGICEL
Netherlands Antilles	DIGICEL LIVE
Netherlands Antilles	DIGICEL LOGO
Netherlands Antilles	DIGICORP
Netherlands Antilles	DIGIFLEX
Netherlands Antilles	DIGISELECT
Netherlands Antilles	DIRECTFLEX
Netherlands Antilles	EXPECT MORE GET MORE
Netherlands Antilles	FLEXCHECK
Netherlands Antilles	FLEXTEXT
Netherlands Antilles	MOBILE E
Netherlands Antilles	THE BIGGER BETTER GSM NETWORK
New Zealand	DIGICEL
Nicaragua	DIGICEL
Nicaragua	DIGICEL LOGO
OAPI	DIGICEL
OAPI	DIGICEL
OAPI	DIGICEL LIVE
OAPI	DIGICEL LIVE
Panama	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL FLEX

Country	Trademark

Papua New Guinea	DIGICEL FLEX
Papua New Guinea	DIGICEL LIVE
Papua New Guinea	DIGICEL LIVE
Papua New Guinea	DIGICEL LIVE
Papua New Guinea	DIGICEL SELECT
Papua New Guinea	DIGICEL SELECT
Peru	DIGICEL
Peru	DIGICEL
Peru	DIGICEL
Peru	DIGICEL
Puerto Rico	DIGICEL (STYLIZED IN COLOR)
Samoa	DIGICEL
Samoa	DIGICEL FLEX
Samoa	DIGICEL LIVE
Samoa	DIGICEL SELECT
Samoa	DIGIFLEX
Samoa	DIGISELECT (STYLIZED)
Samoa	EXPECT MORE. GET MORE
Samoa	FLEX
Samoa	FLEXCARD
St Kitts Nevis	DIGICEL
St Lucia	CARICEL
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIGIBIZ (STYLIZED)
St Lucia	DIGIBIZ (STYLIZED)
St Lucia	DIGIBUSINESS (STYLIZED)
St Lucia	DIGIBUSINESS (STYLIZED)
St Lucia	DIGICEL
St Lucia	DIGICEL
St Lucia	DIGICEL
St Lucia	DIGICEL
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL VIBES
St Lucia	DIGICEL VIBES
St Lucia	DIGICEL VIBES
St Lucia	DIGICEL VIBES
St Lucia	DIGIDATA (STYLIZED)

Country	Trademark

St Lucia	DIGIDATA (STYLIZED)
St Lucia	DIGIDATA (STYLIZED)
St Lucia	DIGIDATA (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFLEX
St Lucia	DIGIFLEX (STYLIZED)
St Lucia	DIGIFLEX (STYLIZED)
St Lucia	DIGIFLEX (STYLIZED)
St Lucia	DIGIFREEDOM
St Lucia	DIGIFREEDOM
St Lucia	DIGIFREEDOM
St Lucia	DIGIFREEDOM
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGILINE
St Lucia	DIGILINE (STYLIZED)
St Lucia	DIGILINE (STYLIZED)
St Lucia	DIGILINE (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)

Country	Trademark

St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITONES (STYLIZED)
St Lucia	DIGITONES (STYLIZED)
St Lucia	DIGITONES (STYLIZED)
St Lucia	DIGITONES (STYLIZED)
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD THE CLEAR CHOICE FOR ROAMING (STYLIZED)
St Lucia	DIGIWORLD THE CLEAR CHOICE FOR ROAMING (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEXCARD (STYLIZED)
St Lucia	FLEXCARD (STYLIZED)
St Lucia	FLEXCARD (STYLIZED)
St Lucia	FLEXCARD (STYLIZED)

Country	Trademark

St Lucia	MOBILE E
St Lucia	MOBILE E
St Lucia	MOBILE E
St Lucia	MOBILE E
St Lucia	MO-CEL
St Lucia	MO-CEL
St Lucia	TALKIN’ EMAIL
St Lucia	TALKIN’ EMAIL
St Lucia	TALKIN’ E-MAIL
St Lucia	TALKIN’ E-MAIL
St Lucia	TALKING E
St Lucia	TALKING E
St Lucia	TALKING E
St Lucia	TALKING E
St Lucia	THE BIGGER, BETTER GSM NETWORK
St Lucia	THE BIGGER, BETTER GSM NETWORK
St Lucia	THE BIGGER, BETTER GSM NETWORK
St Lucia	THE BIGGER, BETTER GSM NETWORK
Suriname	DIGICEL
Suriname	DIGICEL
Suriname	DIGICEL (LOGO) EXPECT MORE, GET MORE
Suriname	DIGICEL LOGO
Tonga	DIGICEL
Tonga	DIGICEL LIVE
Trinidad and Tobago	DIGICEL
Trinidad and Tobago	DIGICEL
Trinidad and Tobago	DIGICEL (STYLIZED)
Trinidad and Tobago	DIGICEL ACCESS
Trinidad and Tobago	DIGICEL ATM TOP-UP
Trinidad and Tobago	DIGICEL BUSINESS CIRCLE
Trinidad and Tobago	DIGICEL BUSINESS LINE
Trinidad and Tobago	DIGICEL CALL ME
Trinidad and Tobago	DIGICEL CHOICE
Trinidad and Tobago	DIGICEL CORPORATE E-MAIL
Trinidad and Tobago	DIGICEL CREDIT ME
Trinidad and Tobago	DIGICEL CREDIT U
Trinidad and Tobago	DIGICEL CREDIT U CREDIT ME
Trinidad and Tobago	DIGICEL DAY
Trinidad and Tobago	DIGICEL DIGICHAT
Trinidad and Tobago	DIGICEL DIGIDATE
Trinidad and Tobago	DIGICEL DIRECTORY ENQUIRIES SERVICE
Trinidad and Tobago	DIGICEL EMAIL TO SMS
Trinidad and Tobago	DIGICEL EXPECT MORE GET MORE

Country	Trademark

Trinidad and Tobago	DIGICEL EXPECT MORE, GET MORE
Trinidad and Tobago	DIGICEL EXPECTATIONS
Trinidad and Tobago	DIGICEL EXPERIENCE THE DIFFERENCE
Trinidad and Tobago	DIGICEL EXPERIENCE THE DIFFERENCE
Trinidad and Tobago	DIGICEL FAMILY & FRIENDS
Trinidad and Tobago	DIGICEL FAXMAIL
Trinidad and Tobago	DIGICEL FUN
Trinidad and Tobago	DIGICEL GPRS
Trinidad and Tobago	DIGICEL GPRS CARD MGR
Trinidad and Tobago	DIGICEL HAPPY TEXT
Trinidad and Tobago	DIGICEL INFO
Trinidad and Tobago	DIGICEL INSTANT MESSAGING
Trinidad and Tobago	DIGICEL JAVA GAMES
Trinidad and Tobago	DIGICEL LIVE
Trinidad and Tobago	DIGICEL MMS
Trinidad and Tobago	DIGICEL MOBILE EMAIL
Trinidad and Tobago	DIGICEL NIGHT
Trinidad and Tobago	DIGICEL PICS & TONES
Trinidad and Tobago	DIGICEL POSTPAID
Trinidad and Tobago	DIGICEL POSTPAID ROAMING
Trinidad and Tobago	DIGICEL PREPAID
Trinidad and Tobago	DIGICEL PREPAID ROAMING
Trinidad and Tobago	DIGICEL RADIO TEXT
Trinidad and Tobago	DIGICEL ROAMING
Trinidad and Tobago	DIGICEL ROLL OVER MINUTES
Trinidad and Tobago	DIGICEL SCOREOPOLY
Trinidad and Tobago	DIGICEL SMART CALL
Trinidad and Tobago	DIGICEL TEXT
Trinidad and Tobago	DIGICEL TEXT ABROAD
Trinidad and Tobago	DIGICEL TEXT BUNDLES
Trinidad and Tobago	DIGICEL THE BIGGER BETTER GSM NETWORK
Trinidad and Tobago	DIGICEL THE BIGGER BETTER GSM NETWORK
Trinidad and Tobago	DIGICEL TIMESHARE
Trinidad and Tobago	DIGICEL VEHICLE TRACKING
Trinidad and Tobago	DIGICEL VOICEMAIL
Trinidad and Tobago	DIGICEL VOICEMAIL CALL RETURN
Trinidad and Tobago	DIGICEL WAP BROWSING
Trinidad and Tobago	DIGICEL WEBTEXT
Trinidad and Tobago	DIGICEL WORLD
Trinidad and Tobago	DIGICEL XFACTOR
Trinidad and Tobago	DIGICEL X-FACTOR
Trinidad and Tobago	RISING STARS
Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)

Country	Trademark

Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)
Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)
Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)
United Kingdom	DIGICEL
United Kingdom	DIGICEL
United Kingdom	DIGICEL FLEX (SERIES MARK)
United Kingdom	DIGICEL LIVE (SERIES MARK)
United Kingdom	DIGICEL LOGO (SERIES MARK)
United Kingdom	DIGICEL SELECT (SERIES MARK)
United Kingdom	DIGIFLEX
United Kingdom	DIGISELECT
United Kingdom	EXPECT MORE. GET MORE.
United Kingdom	FLEX
United Kingdom	FLEXCARD (SERIES MARK)
United Kingdom	MOSSEL DIGICEL
United States	DIGICEL
Uruguay	DIGICEL
Uruguay	DIGICEL LOGO
Vanuatu	DIGICEL
Virgin Islands (British)	DIGICEL

Exhibit B

DCL Territory

Countries and territories in North America, Central America and South America and the Islands of the Caribbean, Bermuda and the Bahamas

Exhibit C

DH Territory

Countries and territories of the world outside of the DCL Territory